As filed with the U.S. Securities and Exchange Commission on November 27, 2013.

No. 333-147622

No. 811-22148

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 125	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 126	☒
(Check appropriate box or boxes)

PowerShares Actively Managed Exchange-Traded
Fund Trust

(Exact Name of Registrant as Specified in Charter)

3500 Lacey Road, Suite 700

Downers Grove, IL 60515

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (800) 983-0903

Andrew Schlossberg	With a copy to:
3500 Lacey Road, Suite 700	Alan P. Goldberg
Downers Grove, IL 60515	K&L Gates LLP
(Name and Address of Agent for Service)	70 W. Madison Street, Suite 3100
Chicago, IL 60602

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐   Immediately upon filing pursuant to paragraph (b) of Rule 485.

☐   On (date) pursuant to paragraph (b) of Rule 485.

☐   60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐   On (date) pursuant to paragraph (a) of Rule 485.

☒        75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐   On (date) pursuant to paragraph (a) of Rule 485.

Explanatory Note:  This post-effective amendment no. 125 under the Securities Act of 1933, as amended, for PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”) relates to the creation of a new series of the Trust known as the PowerShares Alternative Multi-Strategy Portfolio.

Subject to Completion

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Alternative Multi-Strategy Portfolio

(The NASDAQ Stock Market, LLC. – [Ticker])

[                                  ], 2014

The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information	3

Additional Information About the Fund’s Strategies and Risks	11

Tax-Advantaged Structure of ETFs	19

Portfolio Holdings	19

Management of the Fund	19

How to Buy and Sell Shares	20

Frequent Purchases and Redemptions of Shares	21

Dividends, Other Distributions and Taxes	22

Distributor	24

Net Asset Value	24

Fund Service Providers	25

Financial Highlights	25

Information Relating to the Benchmark and the Benchmark Agent	25

Premium/Discount Information	25

Other Information	25

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PowerShares Alternative Multi-Strategy Portfolio

Summary Information

Investment Objective

The PowerShares Alternative Multi-Strategy Portfolio (the “Fund”) seeks positive total returns that are not correlated to the broader securities markets.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[	]%
Other Expenses(1)	[	]%
Total Annual Fund Operating Expenses	[	]%

(1)  “Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance.  At the date of this Prospectus, the Fund has not yet commenced operations and turnover data therefore is not available.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by actively investing in a combination of market neutral and other investment strategies (each, a “Strategy,” and together, the “Strategies”) that aim to capture non-traditional risk premia across asset classes.  A market neutral investment strategy is intended to perform independently of (i.e., to have low correlation to) broader securities markets.  Each of the Strategies is intended to have low correlation to the broader equity and debt markets and to each other.  As a result, under normal market conditions, the Strategies would generally be expected to perform independently of the broader securities markets and of each other.  Invesco PowerShares Capital Management LLC (the “Adviser”) allocates the weightings of Fund’s investments across the Strategies according to a single rules-based methodology that employs risk-based weighting in an attempt to maximize a market neutral return while simultaneously controlling risk (the “Allocation Methodologies”).  The Fund will initially allocate its investments to [four to ten] separate Strategies; however, the Adviser may, from time to time, add additional underlying investment strategies, or discontinue utilizing an existing Strategy in an attempt to improve the performance of the Fund.  The Adviser monitors portfolio activity and will reallocate the Fund’s assets among Strategies at least [quarterly] in an attempt to achieve the Fund’s principal investment objective, although reallocations may occur more frequently if a new strategy is added or an existing Strategy is discontinued.

The Fund will typically allocate between [1%] to [20%] of its assets to each Strategy pursuant to the Allocation Methodology, and will limit the weighting of a particular Strategy to [25%] of the Fund’s assets.  The Strategies include Quantitative Strategies; Volatility Risk Premium Strategies; and Carry Strategies.

Quantitative Strategies consist of rules-based strategies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and market information (such as 13F filings). A quantitative equity strategy may take a long and a short position to generate market neutral returns, by investing in equity securities, exchange traded funds and equity index futures. A quantitative currency strategy may take a long and a short position in various currencies to generate market neutral returns, by investing in currency forward and/or futures contracts. The Fund may allocate to any of the Quantitative currency and equity strategies at any time, or discontinue utilizing any existing quantitative strategy in an attempt to improve the performance of the Fund.

Volatility Risk Premium Strategies consist of rules-based investment determinations that are designed to capture the difference between implied and realized volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the implied realized volatility premium reflects the supply/demand imbalance often present in each asset class. The risk-return tradeoff for volatility premium Strategies historically has compared favorably to those of traditional investments, such as equities and bonds, and the Strategies have exhibited relatively low correlations to equity risk in the past. An equity volatility premium strategy may be implemented using index options, index futures, and/or capped variance swaps. A currency volatility premium strategy may be implemented using FX options, futures, currency forwards, and/or FX capped variance swaps. The Fund may allocate to any of the Volatility Risk Premium Strategies at any time, or discontinue utilizing any existing Volatility Risk Premium Strategy in an attempt to improve the performance of the Fund.

Carry Strategies consist of rules-based strategies designed to capture the forward rate bias and/or term premium often observed in currency, interest rate, and equity volatility markets. Forward rate bias is the tendency of the markets to over estimate the amount of future rate changes that might actually occur; the actual movements tend to be smaller than the expectations as measured by forward rates. A Currency Carry Strategy involves the purchase and sale of currency forwards in an attempt to capture the forward rate bias present in the currency markets. An Interest Rate Carry Strategy involves the purchase and sale of Eurodollar interest rate futures or Euro Euribor interest rate futures to capture the forward rate bias present in the interest rate markets. In the equity volatility markets, longer dated VIX futures tend to trade at a premium to shorter dated VIX futures, reflecting both an increased uncertainty over the longer term as well as a mismatch in supply and demand. An Equity Volatility Carry Strategy aims to capture this term structure premium by purchasing and selling VIX futures contracts. The Fund may allocate to any of the Carry Strategies in currencies, interest rates or equity volatility at any time, or discontinue utilizing any existing Carry Strategy in an attempt to improve the performance of the Fund.

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The Fund’s investments include components of the [                                ] Index (the “Benchmark”), an index developed, maintained and sponsored by [                        ] (the “Benchmark Agent”).  The Fund’s Strategies are similar to the strategies included in the Benchmark and the Fund may hold the same types of instruments in similar weightings as the Benchmark. However, the Adviser actively manages the Fund, and therefore is not obligated to follow the strategies that are represented in the Benchmark, to invest the Fund’s assets in the same instruments as the Benchmark, or to track the performance of the Benchmark or any other index.

[The Fund may seek to gain investment exposure through investments in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary will be wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to futures contracts returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.]

The Fund also may invest in U.S. government securities, money market instruments, cash and cash equivalents (e.g., corporate commercial paper) to provide liquidity and to collateralize its investments in derivative instruments or for other purposes.

[One or more of the Strategies may utilize instruments or investment techniques that have a leveraging effect on the Fund.  This effective leverage occurs when the Fund’s market exposure exceeds the amounts actually invested.  Any instance of effective leverage will be covered in accordance with guidance promulgated by the Securities and Exchange Commission and its staff.  The Fund does not presently intend to engage in any form of traditional borrowing (i.e., non-derivative based leverage) for investment purposes.]  The Fund may engage in frequent and active trading of portfolio securities and other instruments to achieve its investment objective.

Principal Risks of Investing in the Fund

The following summarizes the principal risks of the Fund.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Investment Strategy Risk.   The Adviser uses a rules-based methodology to allocate the Fund’s assets in a combination of investment Strategies designed to limit the Fund’s risk and volatility.  As market dynamics shift over time, these various investment strategies — as well as the rules-based methodology that the Adviser employs to allocate Fund assets among them — may become outdated or inaccurate.  There can be no guarantee that existing market trends will continue over time or be reflected in future market movements in a manner that will permit the methodology to achieve the Fund’s objective. In particular, in markets without sustained trends, highly volatile markets or markets with significant price movements that quickly reverse, the Adviser’s investment methodology may fail to accurately predict the correct combination of Strategies that the Fund should employ.  As a result, the Fund may suffer significant losses.

Derivatives Risk.  The use of derivatives involves additional risks and transaction costs which

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could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest.  As a result, a small investment in derivatives could have a large impact on performance.  The Fund may engage in over-the-counter (“OTC”) derivative transactions; in general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Futures Contract Risk.  The Fund will enter into futures contracts.  Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.  In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin.  The Fund may determine not to “roll” the futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures that expire in the next 13 months) in an attempt to generate maximum yield.  There can be no guarantee that such a strategy will produce the desired results. In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin. The Fund must segregate liquid assets or take other appropriate measures to “cover” its exposure in respect of open positions in futures contracts. As the Fund will be invested in cash-settled futures contracts, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value.

Risks of Swap Agreements.  The Fund may invest in swaps, including total return swap agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset.  The Fund’s risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund contractually is obligated to make.  Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.  Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the counterparty fails to meet its obligations.  The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of its open exposure to its counterparty in respect of swaps, marked-to-market on a daily basis.

Options Risk. Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period.  There are several risks associated with transactions in options. For example, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components

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of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Counterparty Risk.  Certain derivative instruments, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Liquidity Risk.  The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Foreign Exchange Risk.  The Fund may invest in foreign currency forward contracts, which may expose the Fund to foreign exchange risk.  Foreign exchange rates are determined by factors of supply and demand in the international markets, which themselves are influenced by factors such as macroeconomic, governmental policy, speculative factors, market sentiment, and other political and economic considerations.  These factors may effect the value of the assets of the Fund.

Hedging Risk.  Some Strategies attempt to hedge out broader exposure to their respective asset classes by short positions in futures, forwards, swaps, individual stocks, or other securities.  These hedges may not always be effective, can result in unexpected exposures and potential losses, and may act to magnify losses.

Diversification of Strategies Risk.  While historically the Strategies have exhibited low correlation to each other and to the broader securities markets, there are no assurances that this low correlation will continue in the future, especially over short to medium time horizons or in periods of market stress.  It is possible that under certain circumstances, including large scale market shocks, two or more of the Strategies will have higher correlation such that the Fund will experience higher than anticipated losses.

Leverage Risk. Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques, such as short sales, can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Collateral Securities Risk.  The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.  U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations.  At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund.  It is possible for the Fund to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.  Corporate debt securities

7

carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Interest Rate Risk.  The Fund’s investments in U.S. government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally will decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the value of the Fund’s investments in fixed-income securities with longer maturities will fluctuate more in response to interest rate changes.

Valuation Risk.  During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Adviser (through fair value procedures adopted by the Board of Trustees (the “Board”) of the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data.  Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Equity Risk. Equity risk is the risk that the value of the securities that the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Risk of Investing in ETFs. An ETF is a fund that is listed and traded on a U.S. stock exchange. Because the Fund may invest in ETFs, its investment performance may depend on the investment performance of the underlying ETF in which it invests. An investment in an ETF is subject to the risks associated with the ETF. The Fund will pay indirectly a proportional share of the fees and expenses of the ETFs in which it invests (including operating expenses and management fees of the ETF), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in ETFs.

Cash Transaction Risk.  Unlike most ETFs, the Fund currently intends to allow creations and redemptions to settle principally for cash, rather than principally in-kind because of the nature of the Fund’s investments.  As such, an investment in Shares may be less tax efficient than investments in shares of conventional ETFs.

[Tax Risk. The Fund expects to enter into futures contracts. For the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“RIC”), the Fund must meet a qualifying income test each taxable year. Income from derivative instruments in which the Fund invests is not considered qualifying income. As such, the Fund will seek to limit such income so as to qualify as a RIC. The Fund intends to invest indirectly in these derivative instruments through the Subsidiary, the income from which is considered qualifying income under federal tax laws. Failure to comply with these requirements would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on

8

the Fund and taxes on its distributions to shareholders. (See the section titled “Taxes” later in this Prospectus for more information.)]

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk. The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

[Commodity Pool Risk. The Fund’s investments in futures contracts and swaps will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), and the Fund will be operated in accordance with CFTC rules, as well as the rules that apply to registered investment companies.  Registration as a CPO imposes compliance obligations related to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO.]

[Subsidiary Investment Risk. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, subject to the oversight of the Board of the Trust, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Performance

The Fund has not commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.invescopowershares.com and will provide some indication of the risk of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are responsible jointly and primarily for the day-to-day management of the Fund’s portfolio:

9

Name	Title with Adviser/Trust	Date Began Managing the Fund
[Peter Hubbard]	[Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust]	Since inception
[Theodore Samulowitz]	[Vice President and Portfolio Manager of the Adviser]	Since inception

Purchase and Sale of Fund Shares

The Fund will issue and redeem Shares at NAV only with authorized participants (“APs”) and only in large blocks of 50,000 Shares (each block of Shares is called a “Creation Unit”) or multiples thereof (“Creation Unit Aggregations”) principally in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may be purchased and sold only on a national securities exchange through brokers. Shares of the Fund will be listed for trading on The NASDAQ Stock Market, LLC (“NASDAQ”) and because the Shares will trade at market prices rather than NAV, Shares of the Fund may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

Tax Information

The Fund’s distributions will generally be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Fund’s Strategies and Risks

Principal Investment Strategy

The Fund seeks to achieve its investment objective by actively investing in a combination of market neutral and other Strategies that aim to capture non-traditional risk premia across asset classes.  A market neutral investment strategy is intended to perform independently of (i.e., to have low correlation to) broader securities markets.   Each of the Strategies is intended to have low correlation to the broader equity and debt markets, and the Strategies are intended to have low correlation to each other.  As a result, under normal market conditions, the Strategies would generally be expected to perform independently of the broader securities markets and of each other.  The Adviser allocates the weightings of Fund’s investments across the Strategies according to the Allocation Methodology in an attempt to maximize a market neutral return while simultaneously controlling risk.  The Fund will initially allocate its investments to [four to ten] separate Strategies; however, the Adviser may, from time to time, add additional underlying investment strategies, or discontinue utilizing an existing Strategy in an attempt to improve the performance of the Fund.

The Allocation Methodology weights each Strategy within the Fund’s broader portfolio by taking the inverse of the Strategy’s volatility and then expressing that number as a percentage of the sum of each Strategy’s inverse volatility.  The sum of these percentage weightings will equal 100%. The Allocation Methodology is intended to provide lower volatility Strategies with a greater portfolio weighting than Strategies that have a higher volatility. The Adviser will typically allocate between [1%] and [20%] of the Fund’s assets to a particular underlying Strategy pursuant to the Allocation Methodology; and will limit the allocation to a particular Strategy to 25% of the Fund’s assets.  The Adviser monitors portfolio activity and will reallocate the Fund’s assets among the Strategies at least [quarterly] in an attempt to achieve the Fund’s principal investment objective, although reallocations will also occur if a new strategy is added or an existing Strategy is discontinued.  As noted previously, these percentages are subject to change based on changes to the volatility of a given Strategy, and the Adviser may, from time to time, add additional underlying investment strategies, or discontinue utilizing an existing Strategy in an attempt to improve the performance of the Fund.  Changes in the number of Strategies used would cause the percentage of the Fund’s assets invested in a given Strategy to increase with a decrease in the number of Strategies utilized and to decrease with the addition of additional Strategies.

The Strategies include: (1) Quantitative Strategies; (2) Volatility Risk Premium Strategies; and (3) Carry Strategies.

Quantitative Strategies consist of ruled-based strategies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and market information (such as 13F filings).  A quantitative equity strategy may take a long and a short position to generate market neutral returns, by investing in equity securities, exchange traded funds and equity index futures.  A quantitative currency strategy may take a long and a short position in various currencies to generate market neutral returns, by investing in currency forward and/or futures contracts.  The Fund may allocate to any of the Quantitative currency and equity strategies at any time, or discontinue utilizing any existing Quantitative Strategy in an attempt to improve the performance of the Fund.

Volatility Risk Premium Strategies consist of rules-based investments that are designed to capture the difference between implied and realized volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the implied realized volatility premium reflects the supply/demand imbalance often present in each asset class. The risk-return tradeoff for volatility premium Strategies historically has compared favorably to those of traditional investments, such as equities and bonds, and the Strategies have exhibited relatively low correlations to equity risk in the past. An equity volatility premium strategy may be implemented using index options, index futures, and/or capped variance swaps. A currency volatility premium strategy may be implemented using FX options, futures, currency forwards, and/or FX capped variance swaps. The Fund may allocate to any of the Volatility Risk Premium Strategies at any time, or discontinue utilizing any existing Volatility Risk Premium Strategy in an attempt to improve the performance of the Fund.

Carry Strategies consist of rules-based strategies designed to capture the forward rate bias and/or term premium often observed in currency, interest rate, and equity volatility markets. . Forward rate bias is the tendency of the markets to over-estimate the amount of future rate changes that might actually occur; the actual movements tends to be smaller than the expectations as measured by forward rates. A Currency Carry Strategy involves the purchase and sale of currency forwards in an attempt to capture the forward rate bias present in the currency markets. An Interest Rate Carry Strategy involves the purchase and sale of Eurodollar interest rate futures or Euro Euribor interest rate futures to capture the forward rate bias present in the interest rate markets. In the equity volatility markets, longer dated VIX futures tend to trade at a premium to shorter dated VIX futures, reflecting both an increased uncertainty over the longer term as well as a mismatch in supply and demand. An Equity Volatility Carry Strategy aims to capture this term structure premium by purchasing and selling VIX futures contracts. The Fund may allocate to any of the Carry Strategies in currencies, interest rates or equity volatility at any time, or discontinue utilizing any existing Carry Strategy in an attempt to improve the performance of the Fund.

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The Fund reserves the right to invest in different strategies not listed above in the future.  Any such new strategy will be designed to complement the preexisting Strategies in support of the Fund’s investment objective.  Such new Strategies could utilize equities, debt instruments, options, futures contracts, swaps and other derivatives, short sales, or foreign currency forward contracts.

The Fund’s investments include components found in the Benchmark, an index developed, maintained and sponsored by the Benchmark Agent. The Fund’s Strategies are similar to the strategies included in the Benchmark and the Fund may hold the same types of instruments in similar weightings as the Benchmark. However, the Adviser actively manages the Fund, and therefore is not obligated to follow the strategies that are represented in the Benchmark, to invest the Fund’s assets in the same instruments as the Benchmark, or to track the performance of the Benchmark or any other index.

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[The Fund may seek to gain investment exposure through investments in the Subsidiary. The Subsidiary will be wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to futures contracts returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.]

The Fund also may invest in U.S. government securities, money market instruments, cash and cash equivalents (i.e., corporate commercial paper) to provide liquidity and to collateralize its investments in derivative instruments or for other purposes.

[One or more of the Strategies may utilize instruments or investment techniques that have a leveraging effect on the portfolio.  This effective leverage occurs when the Fund’s market exposure exceeds the amounts actually invested.  Any instance of effective leverage will be covered in accordance with guidance promulgated by the SEC and its staff.  The Fund does not presently intend to engage in any form of traditional borrowing (i.e., non-derivative based leverage) for investment purposes.]  The Fund may engage in frequent and active trading of portfolio securities and other instruments to achieve its investment objective.

Principal Risks of Investing in the Fund

The following provides additional information regarding certain of the principal risks identified under “Principal Risks of Investing in the Fund” in the Fund’s “Summary Information” section.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio holdings, the Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Investment Strategy Risk

The Adviser uses a rules-based methodology to allocate the Fund’s assets in a combination of investment Strategies designed to limit the Fund’s risk and volatility.  As market dynamics shift over time, these various investment strategies — as well as the rules-based methodology that the Adviser employs to allocate Fund assets among them — may become outdated or inaccurate.  There can be no guarantee that existing market trends will continue over time or be reflected in future market movements in a manner that will permit the methodology to achieve the Fund’s objective. In particular, in markets without sustained trends, highly volatile markets or markets with significant price movements that quickly reverse, the Adviser’s investment methodology may fail to accurately predict the correct combination of Strategies that the Fund should employ.  As a result, the Fund may suffer significant losses.

Derivatives Risk

The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest.  As a result, a small investment in derivatives could have a large impact on performance.  The Fund may engage in OTC derivative transactions; in general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

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Futures Contract Risk

The Fund will enter into futures contracts. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the level of the reference rate. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration.  This process is referred to as “rolling.”  If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract.  The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract.  The Fund may determine not to “roll” the futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures that expire in the next 13 months) in an attempt to generate maximum yield.  There can be no guarantee that such a strategy will produce the desired results.

In the event of adverse price movements, the Fund would be required to make daily cash payments to maintain its required margin. The Fund must segregate liquid assets or take other appropriate measures to “cover” its exposure in respect of open positions in futures contracts. As the Fund will be invested in cash-settled futures contracts, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contracts, if any, rather than their full notional value. For more information, see “Investment Policies and Risks — Futures” in the Fund’s Statement of Additional Information (“SAI”).

Risks of Swap Agreements

The Fund may invest in swaps, including total return swap agreements.  Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset.  The Fund’s risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund contractually is obligated to make.  Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction.  However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.  Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the counterparty fails to meet its obligations.  The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of its open exposure to its counterparty in respect of swaps, marked-to-market on a daily basis.

Options Risk

Options involve the payment or receipt of a premium by an investor and the corresponding right or obligation to either purchase or sell the underlying security for a specific price at a certain time or during a certain period.  There are several risks associated with transactions in options. For example, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent.  In addition, the Fund’s ability to effectively hedge all or a portion of

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the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Counterparty Risk

Certain derivative instruments, swap agreements and other forms of financial instruments that involve counterparties subject the Fund to the risk that the counterparty could default on its obligations under the agreement, either through the counterparty’s bankruptcy or failure to perform its obligations. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets or no recovery at all. The Fund’s investments in the futures markets also introduce the risk that its FCM would default on an obligation set forth in an agreement between the Fund and the FCM, including the FCM’s obligation to return margin posted in connection with the Fund’s futures contracts.

Liquidity Risk

The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Foreign Exchange Risk

The Fund may invest in foreign currency forward contracts, which may expose the Fund to foreign exchange risk.  Foreign exchange rates are determined by factors of supply and demand in the international markets, which themselves are influenced by factors such as macroeconomic, governmental policy, speculative factors, market sentiment, and other political and economic considerations.  These factors may effect the value of the assets of the Fund.

Hedging Risk

Some Strategies attempt to hedge out broader exposure to their respective asset classes by short positions in futures, forwards, swaps, individual stocks, or other securities.  These hedges may not always be effective, can result in unexpected exposures and potential losses, and may act to magnify losses.

Diversification of Strategies Risk

While historically the Strategies have exhibited low correlation to each other and to the broader securities markets, there are no assurances that this low correlation will continue in the future, especially over short to medium time horizons or in periods of market stress.  It is possible that under certain circumstances, including large scale market shocks, two or more of the Strategies will have higher correlation such that the Fund will experience higher than anticipated losses.

Leverage Risk

Leverage occurs when the Fund’s market exposure exceeds amounts invested. The Fund’s exposure to derivatives and other investment techniques, such as short sales, can create a leveraging effect on the portfolio. This leverage will vary over time and may at times be significant. Engaging in transactions using leverage or those having a leveraging effect subjects the Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not used leverage. The Fund may have a substantial cash position due to margin and collateral requirements related to the Fund’s use of derivatives, and to cover its positions in these investments due to the effects of leverage. Such margin and collateral requirements may limit the Fund’s ability to take advantage of other investment opportunities, and the Fund also may have to sell or liquidate a portion of its assets at inopportune times to satisfy these requirements. This may negatively affect the Fund’s ability to achieve its investment objective. In addition, the Fund’s assets that are used as collateral to secure these transactions may decrease in value while the positions are outstanding, which may force the Fund to use its other assets to increase collateral. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount of the Fund’s assets. There is no assurance that a leveraging strategy will be successful.

Collateral Securities Risk

The Fund may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.  U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Money market funds are subject to management fees and other expenses. Therefore,

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investments in money market funds will cause the Fund to bear proportionately the costs incurred by the money market funds’ operations.  At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund.  It is possible for the Fund to lose money by investing in money market funds.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses.  Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.  Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Interest Rate Risk

The Fund’s investments in U.S. government securities and commercial paper will change in value in response to interest rate changes and other factors, such as the perception of an issuer’s creditworthiness. For example, the value of fixed-income securities generally will decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the value of the Fund’s investments in fixed-income securities with longer maturities will fluctuate more in response to interest rate changes.

Valuation Risk

During periods of reduced market liquidity or in the absence of readily available market quotations for the Fund’s holdings, the ability of the Fund to value its holdings becomes more difficult and the judgment of the Adviser (through fair value procedures adopted by the Board of the Trust) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Equity Risk

Equity risk is the risk that the value of the securities that the Fund holds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Fund holds participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of securities the Fund holds; the price of securities may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the securities the Fund holds. In addition, securities of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Risk of Investing in ETFs

An ETF is a fund that is listed and traded on a U.S. stock exchange. Because the Fund may invest in ETFs, its investment performance may depend on the investment performance of the underlying ETF in which it invests. An investment in an ETF is subject to the risks associated with the ETF. The Fund will pay indirectly a proportional share of the fees and expenses of the ETFs in which it invests (including operating expenses and management fees of the ETF), while continuing to pay its own management fee to the Adviser. As a result, shareholders will absorb duplicate levels of fees with respect to the Fund’s investments in ETFs.

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Cash Transaction Risk

Unlike most ETFs, the Fund currently intends to allow creations and redemptions to settle principally for cash, rather than principally in-kind because of the nature of the Fund’s investments.  As such, an investment in Shares may be less tax efficient than investments in shares of conventional ETFs.

[Tax Risk

The Fund expects to enter into futures contracts. For the Fund to qualify as a RIC, the Fund must meet a qualifying income test each taxable year. Income from derivative instruments in which the Fund invests is not considered qualifying income. As such, the Fund will seek to limit such income so as to qualify as a RIC. The Fund intends to invest indirectly in these derivative instruments through the Subsidiary, the income from which is considered qualifying income under federal tax laws. Failure to comply with these requirements would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders.]

Non-Diversified Fund Risk

The Fund is non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Market Risk

The Fund’s holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the holdings in the Fund’s portfolio.

Market Trading Risk

The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets and disruption in the creation/redemption process of the Fund.  Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s NAV.

Investment Risk

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

[Commodity Pool Risk

The Fund’s investments in futures contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules as well as the rules that apply to registered investment companies. The Adviser is registered as a CPO, and the Fund will be operated in accordance with CFTC rules. Registration as a CPO subjects the registrant to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.]

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[Subsidiary Investment Risk

The Fund’s Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the Fund will wholly own and control the Subsidiary, and the Fund and Subsidiary are both managed by the Adviser, subject to the oversight of the Board of the Trust, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.]

Non-Principal Investment Strategies

Each of the investment policies described herein, including the Fund’s investment objective, constitutes a non-fundamental policy that the Board of the Trust may change at any time without shareholder approval. The fundamental and non-fundamental policies of the Fund are set forth in the Fund’s Statement of Additional Information (“SAI”) under the section “Investment Restrictions.”

Borrowing Money

The Fund may borrow money from a bank to the extent permitted by the Investment Company Act of 1940 in order to meet shareholder redemptions and for temporary or emergency purposes.

Additional Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Fund.

VIX Index Risk

The CBOE can make methodological changes to the calculation of the VIX Index that could affect the value of the futures contracts on the VIX Index. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of your investment. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of your investment.

Trading Issues

Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to the NASDAQ “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Different Than NAV

The NAV of the Shares generally will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares generally will fluctuate in accordance with changes in NAV, as well as the relative supply of and demand for Shares on NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due largely to the fact that supply and demand forces at work in the secondary trading market for the Shares will be related, but not identical, to the same forces influencing the prices of the Fund’s holdings,

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individually or in the aggregate at any point in time.  In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. Index-based ETFs generally have traded at prices that closely correspond to NAV per share. Given the high level of transparency of the Fund’s holdings, the Adviser believes that the trading experience of the Fund should be similar to that of index-based ETFs. However, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which typically are bought and sold only at their closing NAV per share, the Fund’s Shares are traded throughout the day in the secondary market on a national securities exchange and are issued and redeemed primarily for cash in Creation Units at each day’s next calculated NAV. Because the Fund intends to effect creations and redemptions primarily for cash, an investment in Shares may be less tax efficient than investments in shares of conventional ETFs.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI, which is available at www.InvescoPowerShares.com.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust.  In addition, the Adviser serves as the investment adviser to PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, and the PowerShares India Exchange-Traded Fund Trust, a family of ETFs with combined assets under management of more than $[          ] billion as of [       ], 2014. The Trust is composed of three series.

As the Fund’s investment adviser, the Adviser has overall responsibility for selecting and continuously monitoring the Fund’s investments, implementing the Fund’s actively managed investment strategy, managing the Fund’s business affairs, and providing certain clerical, bookkeeping and other administrative services of the Trust.  The Adviser uses a team of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s extensive resources.

Portfolio Managers

[Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard receives management assistance from Theodore Samulowitz (with Mr. Hubbard, the “Portfolio Managers”).] Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash

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flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his authority for risk management and compliance purposes that the Adviser believes to be appropriate.

[Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.]

[Theodore Samulowitz is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. He has been a Portfolio Manager of the Adviser since May 2012. Prior to that, he was the Managing Partner of Endurance Capital Markets LLC from 2010 to May 2012 and a Portfolio Manager of CMT Asset Management from 2006 to 2010.]

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.

The Fund pays the Adviser an annual unitary management fee equal to [          ]% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the basis for the Board’s approval of the Trust’s Investment Advisory Agreement on behalf of the Fund will be available in the Trust’s [semi-annual report to shareholders for the fiscal period ended April 30, 2014.]

How to Buy and Sell Shares

The Fund issues or redeems its Shares at NAV per Share only in Creation Units.

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund will be listed for trading on the secondary market on NASDAQ under the symbol “[           ].” Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required.  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Share prices are reported in dollars and cents per Share.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI. The Fund may liquidate and terminate at any time without shareholder approval.

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares of the Fund on NASDAQ may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of the Fund.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the holdings of the Fund and the cash amount required in exchange for Shares of the Fund will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value will not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Fund may be purchased and redeemed directly from the Fund only in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise not in the best interests of the Fund. [In

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recognition of the nature of the Fund’s investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.]

Dividends, Other Distributions and Taxes

Dividends and Other Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid [annually] by the Fund. The Fund also intends to distribute its net realized capital gains, if any, to shareholders annually.  Dividends and other distributions may be declared and paid more frequently to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and to avoid a federal excise tax imposed on regulated investment companies.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•                  The Fund makes distributions,

•                  You sell your Shares listed on NASDAQ, and

•                  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, dividends from net investment income and/or net realized gains, if any, ordinarily are declared and paid [annually]. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in Shares (if reinvestment is available from the broker through whom you purchased your Shares).

Dividends paid out of the Fund’s net investment income and net realized short-term capital gains, if any, generally are taxable as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and foreign corporations, including Chinese corporations, with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders (each, an “individual shareholder”) who satisfy those restrictions with respect to their Fund shares at the lower rates for long-term capital gains — a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted annually for inflation after 2013). Distributions of net long-term capital gains in excess of net short-term capital losses, if any, are taxable as long-term capital gains at the rates mentioned above for individual shareholders, regardless of how long you have held your Shares.

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A distribution to you in excess of the Fund’s current and accumulated earnings and profits, if any, is treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or long-term capital gains even though, from an investment standpoint, the distribution constitutes a partial return of capital.

By law, the Fund is required to withhold 28% of your distributions and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you are an individual shareholder and have not provided a correct social security number or other taxpayer identification number or are otherwise subject to backup withholding.

There is a risk that the tax treatment of futures, options, and options on futures may be affected by future regulatory or legislative changes that could affect the character, timing, and/or amount of the Fund’s taxable income or gains and distributions.

Taxes on Share Sales

Any capital gain or loss you realize upon a sale of Shares generally is treated as long-term capital gain, taxable at the rates mentioned above for individual shareholders, or loss if you held the Shares for more than one year and as short-term capital gain or loss if you held the Shares for one year or less. Your ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP that exchanges equity securities for Creation Units generally will recognize a capital gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the AP’s aggregate basis in the exchanged securities plus any cash component paid. An AP that redeems Creation Units in exchange for equity securities generally will recognize a capital gain or loss equal to the difference between the AP’s basis in the Creation Units and the aggregate market value of the securities received plus or minus an amount, if any, equal to the difference between the NAV of the redeemed Shares, as next determined after a receipt of a request in proper form, and the value of those securities. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units, or of Creation Units for securities, cannot be deducted currently under the rules governing “wash sales” or on the basis that there has been no significant change in the AP’s economic position. Persons exchanging securities should consult their own tax advisors with respect to whether the wash sale rules apply and when a loss otherwise might not be deductible.

Any capital gain or loss realized on a redemption of Creation Units generally is treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if they have been held for one year or less.

The foregoing discussion summarizes some of the more important possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state, local, and/or foreign tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section “Taxes” in the SAI.

Investment in a Subsidiary

One of the requirements for qualification as a RIC under Subchapter M of the Code is that the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans,

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and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies. The IRS has concluded that income derived from futures is not qualifying income under Subchapter M of the Code.  As such, the Fund will seek to limit such income so as to qualify as a RIC. The Fund intends to invest indirectly in derivative instruments through the Subsidiary, the income from which is considered qualifying income under federal tax laws.

If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board may determine to reorganize or close the Fund  or materially change its investment objective and strategies.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Fund and its shareholders. There remains a risk that the tax treatment of derivative instruments, such as futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Distributor

Invesco Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon (“BNYM”) will calculate the Fund’s NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange (“NYSE”) is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent (although creations and redemptions are processed using a price denominated to the fifth decimal point, meaning that rounding to the nearest cent may result in different prices in certain circumstances). All valuations are subject to review by the Trust’s Board or its delegate.  In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. If a security’s market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security’s fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical

24

area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting and dividend disbursing agent for the Fund.

K&L Gates LLP, 70 W. Madison Street, Chicago, Illinois 60602 and 1601 K Street, N.W., Washington, D.C. 20006, serves as legal counsel to the Trust.

PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm.  PricewaterhouseCoopers LLP is responsible for auditing the annual financial statements of the Fund and performs other related audit services.

Financial Highlights

The Fund is new and has no performance history as of the date of this Prospectus. Financial information therefore is not available.

Information Relating to the Benchmark and the Benchmark Agent

The Benchmark is an index developed, maintained and sponsored by the Benchmark Agent.  The Benchmark Agent is not an adviser or subadviser, and does not act as a fiduciary, to the Fund, the Adviser or any other person.  The Benchmark Agent makes no representation that any result or return will be achieved by investing in the Benchmark, any strategy included in the Benchmark, or any index, instrument or other component that is or that may be included, directly or indirectly, in the Benchmark (each, a “component”).  The Adviser will compensate the Benchmark Agent for the licensing of certain trademarks in connection with the Benchmark.

Although the Benchmark, and each strategy included in the Benchmark, generally will follow a rules-based methodology, in certain circumstances the Benchmark Agent may make adjustments in respect of the Benchmark.  Such circumstances may include a disruption in the availability of a pricing source for a component; a material change in a component; a change in law that affects a component; a disruption in the ability of market participants to effect transactions in a component; an abnormally large movement in the price of a component; or a force majeure event in respect of a component that makes it impracticable for the Benchmark Agent to calculate the value, or to take any other necessary action in respect, of the Benchmark, a strategy included in the Benchmark, or the component.  In making the foregoing or any other determinations regarding the Benchmark, a strategy or a component, the Benchmark Agent will have no obligation to consider the effect on the Fund or the investments held by the Fund.

In connection with its investment strategy, the Fund may enter into derivative instruments in which the Benchmark Agent or one of its affiliates acts as the Fund’s counterparty and receives fees from the Fund.  The Benchmark Agent and its affiliates also may enter into transactions unrelated to the Fund that involve the Benchmark, a strategy included in the Benchmark, or a component, which may be for the Benchmark Agent’s or its affiliate’s proprietary account(s) and/or for accounts of their clients, and also may act as a market-maker for components or issue research reports on components.  Such activities may have a positive or negative effect on the value of the Benchmark, a strategy included in the Benchmark, or a component.  In addition, the unwinding of any such transactions may affect the value of the Benchmark, a strategy included in the Benchmark, or a component.  The Benchmark Agent and its affiliates may benefit from gains from hedging activity relating to derivatives that are linked to the value of the Benchmark, a strategy or a component, while the Fund may suffer losses on its investments in the components or derivative instruments thereon.

Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NASDAQ at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters, when available, can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the Investment Company Act of 1940 restricts investments by investment companies in the securities of other investment companies. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the affiliates of the Trust (and which applies equally to the Trust), including that such investment companies enter into an agreement with the Trust on behalf of the Fund prior to exceeding the limits imposed by Section 12(d)(1). Additionally, the Fund is permitted pursuant to an SEC exemptive order to invest in other registered investment companies beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in another exemptive order the SEC has issued to the Trust.  If the Fund relies on this exemptive relief, however, other investment companies may not invest in the Fund beyond the statutory provisions of Section 12(d)(1).

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is

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used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3)(C) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions), and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act only is available with respect to transactions on a national exchange.

Delivery of Shareholder Documents—Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you currently are enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Fund and Shares, you may request a copy of the Fund’s SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI legally is a part of this Prospectus. Additional information about the Fund’s investments also will be available in the Fund’s Annual and Semi-Annual Reports to Shareholders, when available. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its most recent fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report, when available, free of charge, or to make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Actively Managed Exchange-Traded Fund Trust
c/o [                                    ]
[                                          ]
[                                          ]

Visit:  www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Dealers effecting transactions in the Shares, whether or not participating in this distribution, generally are required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust’s registration number under the Investment Company Act of 1940 is 811-22148.

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PowerShares Actively Managed Exchange-Traded Fund Trust
3500 Lacey Road, Suite 700
Downers Grove, IL 60515

800.983.0903
www.InvescoPowerShares.com

[PRINT CODE]

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Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Investment Company Act File No. 811-22148

PowerShares Actively Managed Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated [            ], 2014

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus dated [                 ], 2014, for the PowerShares Actively Managed Exchange-Traded Fund Trust (the “Trust”), relating to the series of the Trust listed below, as it may be revised from time to time (the “Prospectus”).

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares Alternative Multi-Strategy Portfolio	The NASDAQ Stock Market, LLC	[ ]

Capitalized terms used but not defined herein have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s Distributor, Invesco Distributors, Inc. (the “Distributor”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173, or by calling toll free 800.983.0903.

Additional Information Concerning the Trust	24

Creation and Redemption of Creation Unit Aggregations	26

Taxes	33

Determination of NAV	38

Dividends and Other Distributions	38

Miscellaneous Information	39

Financial Statements	39

Appendix A	40

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Delaware statutory trust on November 6, 2007 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of three series.  This SAI relates to one series of the Trust, the PowerShares Alternative Multi-Strategy Portfolio (the “Fund”). The shares of the Fund are referred to herein as “Shares.”

The investment objective of the Fund is to seek positive total returns that are not correlated to the broader securities markets.  An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Invesco PowerShares Capital Management LLC (the “Adviser”), a wholly owned subsidiary of Invesco Ltd., manages the Fund.

The Fund will issue and redeem Shares at net asset value (“NAV”) only in aggregations of 50,000 Shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The Fund issues and redeems Creation Units principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit (“Deposit Cash”), plus a fixed and/or variable transaction fee; however, the Fund also reserves the right to permit or require Creation Units to be issued in exchange for a designated basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”).

The Fund is expected to be approved for listing, subject to notice of issuance, on The NASDAQ Stock Market, LLC (“NASDAQ” or the “Exchange”). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

Should the Fund permit or require Creation Units to be issued in exchange for Deposit Securities, the Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, the Fund may impose transaction fees that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of the Fund are expected to be listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of its Shares. The Exchange may, but is not required to, remove the Shares of the Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; or (ii) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

In order to provide additional information regarding the indicative value of Shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means, an updated “intraday indicative value” (“IIV”) for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in, or responsible for any aspect of, the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

The Fund seeks to achieve its investment objective by actively investing in a combination of market neutral and other investment strategies (each, a “Strategy,” and together, the “Strategies”) that aim to capture non-traditional risk premia across asset classes.  A market neutral investment strategy is intended to perform independently of (i.e., to have low correlation to) broader securities markets.  Each of the Strategies is intended to have low correlation to the broader equity and debt markets and to each other.  As a result, under normal market conditions, the Strategies would generally be expected to perform independently of the broader securities markets and of each other.  Invesco PowerShares Capital Management LLC (the “Adviser”) allocates the weightings of Fund’s investments across the Strategies according to a single rules-based methodology that employs risk-based weighting in an attempt to maximize a market neutral return while simultaneously controlling risk (the “Allocation Methodologies”).  The Fund will initially allocate its investments to [four to ten] separate Strategies; however, the Adviser may, from time to time, add additional underlying investment strategies, or discontinue utilizing an existing Strategy in an attempt to improve the performance of the Fund.  The Adviser monitors portfolio activity and will reallocate the Fund’s assets among Strategies at least [quarterly] in an attempt to achieve the Fund’s principal investment objective, although reallocations may occur more frequently if a new strategy is added or an existing Strategy is discontinued.

The Fund will typically allocate between [1%] to [20%] of its assets to each Strategy pursuant to the Allocation Methodology, and will limit the weighting of a particular Strategy to [25%] of the Fund’s assets.  The Strategies include Quantitative Strategies; Volatility Risk Premium Strategies; and Carry Strategies.

Quantitative Strategies consist of rules-based strategies designed to identify undervalued stocks or currencies using relative valuation, fundamental analysis and market information (such as 13F filings). A quantitative equity strategy may take a long and a short position to generate market neutral returns, by investing in equity securities, exchange traded funds and equity index futures. A quantitative currency strategy may take a long and a short position in various currencies to generate market neutral returns, by investing in currency forward and/or futures contracts. The Fund may allocate to any of the Quantitative currency and equity strategies at any time, or discontinue utilizing any existing quantitative strategy in an attempt to improve the performance of the Fund.

Volatility Risk Premium Strategies consist of rules-based investment determinations that are designed to capture the difference between implied and realized volatility that is often observed in equity and currency options markets. The volatility risk premium can be seen as compensation to option sellers for taking on potential risk of losses during periods when realized volatility increases suddenly. In addition, the implied realized volatility premium reflects the supply/demand imbalance often present in each asset class. The risk-return tradeoff for volatility premium Strategies historically has compared favorably to those of traditional investments, such as equities and bonds, and the Strategies have exhibited relatively low correlations to equity risk in the past. An equity volatility premium strategy may be implemented using index options, index futures, and/or capped variance swaps. A currency volatility premium strategy may be implemented using FX options, futures, currency forwards, and/or FX capped variance swaps. The Fund may allocate to any of the Volatility Risk Premium Strategies at any time, or discontinue utilizing any existing Volatility Risk Premium Strategy in an attempt to improve the performance of the Fund.

Carry Strategies consist of rules-based strategies designed to capture the forward rate bias and/or term premium often observed in currency, interest rate, and equity volatility markets. Forward rate bias is the tendency of the markets to over estimate the amount of future rate changes that might actually occur; the actual movements tend to be smaller than the expectations as measured by forward rates. A Currency Carry Strategy involves the purchase and sale of currency forwards in an attempt to capture the forward rate bias present in the currency markets. An Interest Rate Carry Strategy involves the purchase and sale of Eurodollar interest rate futures or Euro Euribor interest rate futures to capture the forward rate bias present in the interest rate markets. In the equity volatility markets, longer dated VIX futures tend to trade at a premium to shorter dated VIX futures, reflecting both an increased uncertainty over the longer term as well as a mismatch in supply and demand. An Equity Volatility Carry Strategy aims to capture this term structure premium by purchasing and selling VIX futures contracts. The Fund may allocate to any of the Carry Strategies in currencies, interest rates or equity volatility at any time, or discontinue utilizing any existing Carry Strategy in an attempt to improve the performance of the Fund.

The Fund’s investments include components of the [                                ] Index (the “Benchmark”), an index developed, maintained and sponsored by [                        ] (the “Benchmark Agent”).  The Fund’s Strategies are similar to the strategies included in the Benchmark and the Fund may hold the same types of instruments in similar weightings as the Benchmark. However, the Adviser actively manages the Fund, and therefore is not obligated to follow the strategies that are represented in the Benchmark, to invest the Fund’s assets in the same instruments as the Benchmark, or to track the performance of the Benchmark or any other index.

[The Fund may seek to gain investment exposure through investments in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary will be wholly-owned and controlled by the Fund. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to futures contracts returns within the limits of the federal tax requirements applicable to investment companies, such as the Fund. Except as noted, references to the investment strategies and risks of the Fund include the investment strategies and risks of the Subsidiary.]

The Fund also may invest in U.S. government securities, money market instruments, cash and cash equivalents (e.g., corporate commercial paper) to provide liquidity and to collateralize its investments in derivative instruments or for other purposes.

[One or more of the Strategies may utilize instruments or investment techniques that have a leveraging effect on the Fund.  This effective leverage occurs when the Fund’s market exposure exceeds the amounts actually invested.  Any instance of effective leverage will be covered in accordance with guidance promulgated by the Securities and Exchange Commission and its staff.  The Fund does not presently intend to engage in any form of traditional borrowing (i.e., non-derivative based leverage) for investment purposes.]  The Fund may engage in frequent and active trading of portfolio securities and other instruments to achieve its investment objective.

Investment Restrictions

The Board of Trustees of the Trust (the “Board”) has adopted as fundamental policies the respective investment restrictions numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1)  Invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may be deemed to involve a borrowing, to the extent permitted under the 1940 Act.

(3)  Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund’s investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund’s total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in futures contracts, swaps, securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restrictions (2), (4)(ii) and (iii), and (7), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restrictions (2), (4)(ii) and (iii), and (7), in the event that the Fund’s borrowings at any time exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings) due to subsequent changes in the value of the Fund’s assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a “majority of the Fund’s outstanding voting securities.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s Shares present at a meeting, if the holders of more than 50% of the Fund’s Shares are present or represented by proxy, or (ii) more than 50% of the Fund’s Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund also is subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund’s net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund’s investment policies and the risks associated with an investment in the Fund is contained in the “Summary Information—Principal Investment Strategies” and “Summary Information—Principal Risks of Investing in the Fund” sections and the “Additional Information About the Fund’s Strategies and Risks” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, those sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio holdings may fluctuate in accordance with changes in the value of the derivatives and securities that the Fund holds, any changes in the financial condition of the issuers of its portfolio holdings and other factors that affect the market.

An investment in the Fund also should be made with an understanding of the risks inherent in an investment in derivatives and securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio holdings and thus in the value of Shares). The Fund’s portfolio holdings are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence and investor emotions and perceptions change. Investor perceptions are based on various and unpredictable factors, including expectations regarding governmental, economic, monetary and fiscal policies, inflation and interest rates, weather and climate conditions, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend upon whether dealers will make a market in such securities. There can be no assurance that dealers will make or maintain a market or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide. Because the Fund issues and redeems Creation Units principally for cash, it may incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind.

Futures. The Fund will invest in futures contracts.  In the futures markets, the exchange clearing corporation takes the other side in all transactions, either buying or selling directly to the market participants. The clearinghouse acts as the counterparty to all exchange-traded futures contracts. That is, the Fund’s obligation is to the clearinghouse, and the Fund will look to the clearinghouse to satisfy the Fund’s rights under the futures contract.

Upon entering into a futures contract, the Fund will be required to deposit with the broker “initial margin” in cash or cash equivalents.  This initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

In addition, the Fund must segregate liquid assets or enter into off-setting positions to “cover” open positions in futures contracts. For futures contracts that do not cash settle, the Fund must segregate liquid assets equal to the full notional value of the futures contracts while the positions are open. For futures contracts that do cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the futures contract, if any, rather than their full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund could use derivatives to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts, which may create an effect on the Fund similar to leverage.  [However, the Fund intends to segregate assets equal to the full notional value of its futures contracts in order to avoid this leverage-like effect.]

General Risks of Futures. The use of futures contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow:

(1)  Successful use of hedging and non-hedging transactions depends upon the Adviser’s ability to correctly predict the direction of changes in the value of the applicable markets and securities. There can be no assurance that any particular hedging strategy will succeed.

(2)  In a hedging transaction, there might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as a futures contract) and the price movements of the investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

(3)  Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged instruments.

(4)  There is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time.

(5)  As described above, the Fund may be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(6)  There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

(7)  Non-hedging transactions present greater profit potential but also involve increased risk relative to hedging transactions.

Rolling, Backwardation and Contango. When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their futures contract before expiration.  As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in December 2013 may have an expiration date in March 2014. As this contract nears expiration, a long position in the contract may be replaced by selling the March 2014 contract and purchasing a contract expiring in September 2014. This process is referred to as “rolling.”

The price of a futures contract is generally higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. Historically, the prices of some futures contracts with near-term expirations may be higher for futures contracts than for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is “backwardated,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors generally will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contacts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract, and futures investors generally will see negative returns. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts.  In addition, the Fund may determine not to “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures that expire in the next 13 months) in an attempt to generate maximum yield.  There can be no guarantee that such a strategy will produce the desired results.

Swap Agreements.  The Fund may enter into swap agreements, including total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements usually will be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Risks of Swap Agreements.  The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws that could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return on a defined underlying asset or a non-asset reference during a specified period of time. The underlying asset might be a security or basket of securities, and the non-asset reference could be a securities index. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. The payments of the two parties could be made on a net basis.

Total return swaps could result in losses for the Fund if the underlying asset or reference does not perform as anticipated. Total return swaps can have the potential for unlimited losses. The Fund may lose money in a total return swap if the counterparty fails to meet its obligations.  The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of its open exposure to its counterparty in respect of swaps marked-to-market on a daily basis.

Options.  A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised.  The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Options Transactions. There are several risks accompanying the utilization of options on futures contracts. The risk of loss in trading uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use options contracts in this way.  There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to “segregate” customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

[CFTC Regulation. The Fund is subject to regulation under the Commodity Exchange Act (“CEA”) and CFTC rules as a commodity pool.  The Adviser is registered as a commodity pool operator (“CPO”), and the Fund will be operated in accordance with CFTC rules.  Regulation as a commodity pool may have negative effects on the ability of the Fund to engage in its planned investment program, while registration as a CPO imposes additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of funds whose adviser is required to register as a CPO. However, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO are not expected to materially adversely affect the ability of the Fund to achieve its investment objective.

Moreover, the Fund will be subject to dual regulation by the CFTC and the SEC. However, recently issued harmonization rules permit CPOs of registered investment companies to rely on substituted compliance, whereby compliance with certain SEC rules will result in deemed compliance with certain CFTC rules with respect to disclosure and reporting requirements. . If the Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Board may determine to reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.]

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable CDs, fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by Standard & Poor’s or, if unrated, of comparable quality, as the investment adviser of the Fund determines; and (iv) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

U.S. Government Obligations. The Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau, are supported only by the credit of the instrumentality. On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, the Fund might not be able to recover its investment from the U.S. Government.

In the United States, on August 5, 2011, Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” The downgrade by S&P increased volatility in financial markets, and could result in higher interest rates and higher Treasury yields and increase the costs of capital and financing. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) beyond the limits permitted under the 1940 Act, subject to certain terms and conditions set forth in an SEC exemptive order issued to the affiliates of the Trust pursuant to Section 12(d)(1)(J) of the 1940 Act, which applies equally to the Trust (the “12(d)(1)(J) Relief”). Absent such exemptive relief, the Fund’s investments in investment companies would be limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets of investment companies in the aggregate. However, as a non-fundamental restriction, the Fund may not acquire any sections of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.  In addition, to the extent that the Fund relies on the 12(d)(1)(J) Relief, the statutory provisions of Section 12(d)(1) limit the ability of other investment companies from investing in the shares of the Fund.

Illiquid Securities. The Fund may hold up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets. The Fund will monitor its portfolio liquidity on an ongoing basis to determine whether, in light of current circumstances, an adequate level of liquidity is being maintained, and will consider taking appropriate steps in order to maintain adequate liquidity if, through a change in values, net assets, or other circumstances, more than 15% of the Fund’s net assets are held in illiquid securities or other illiquid assets.

Borrowing. The Fund may borrow money from a bank or another person up to limits set forth in the section “Investment Restrictions” to meet shareholder redemptions, for temporary or emergency purposes and for other lawful purposes. Borrowed money will cost the Fund interest expense and/or other fees. The costs of borrowing may reduce the Fund’s return. Borrowing also may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations to repay borrowed monies. To the extent that the Fund has outstanding borrowings, it will be leveraged. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio securities.

Leverage. In addition to structural leverage, such as bank borrowings, the Fund may invest in portfolio investments, such as investments in futures contracts and other derivatives, which may give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying asset can result in the magnification of gains or losses on the investment held by a fund, and depending on the investment can potentially result in a loss greater than the amount invested in the derivative itself. Any investments in instruments with economic leverage will be covered with segregated or ear-marked assets in accordance with SEC guidance. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for the Fund to do so.

Equity Securities.  The Fund invests in equity securities and common stocks. Holders of common stocks incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, equity securities have neither a fixed principal amount nor a maturity.

[Investment in the Subsidiary. The Fund may achieve derivative exposure through investment in the Subsidiary.  Should the Fund invest in the Subsidiary, that investment may not exceed 25% of the Fund’s total assets at the end of each tax year quarter. The Subsidiary may invest in futures-linked derivatives and other investments intended to serve as margin or collateral or otherwise support the Subsidiary’s derivatives positions. Unlike the Fund, the Subsidiary may invest without limitation in futures and may use leveraged investment techniques.  The Subsidiary otherwise is subject to the same general investment policies and restrictions as the Fund.  Except as noted, references to the investment strategies of the Fund for non-equity securities include the investment strategies of the Subsidiary. The Subsidiary is not registered under the 1940 Act. As an investor in its Subsidiary, the Fund, as the Subsidiary’s sole shareholder, would not have the protections offered to investors in registered investment companies. However, because the Fund would wholly own and control the Subsidiary, and the Fund and Subsidiary would both be managed by the Adviser, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. The Board has oversight responsibility for the investment activities of the Fund, including their investments in its respective Subsidiary, and each Fund’s role as the sole shareholder of its Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser would be subject to the same investment restrictions and operational guidelines that apply to the management of the Fund. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders.]

PORTFOLIO TURNOVER

The Fund calculates its portfolio turnover rate by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal period by the monthly average of the value of portfolio securities owned by the Fund during the fiscal period. A 100% portfolio turnover rate would occur, for example, if all of the portfolio securities (other than short-term securities) were replaced once during the fiscal period. Portfolio turnover rates will vary from year to year, depending on market conditions. At the date of this SAI, the Fund is new and has no operating history, and portfolio turnover information therefore is not available.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Fund’s portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Qs and Form N-CSRs for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Qs and Form N-CSRs, when available, also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s Form N-Qs and Form N-CSRs will be available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Board must approve all material amendments to this policy.

The Fund’s portfolio holdings are disseminated publicly each day that the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and The Bank of New York Mellon (“BNYM” or the “Administrator”) will not disseminate non-public information concerning the Trust.

Access to information concerning the Fund’s portfolio holdings may be permitted at other times to personnel of third party service providers, including the Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of the Fund.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has eight Trustees. Seven Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” (as such term is defined under the 1940 Act) or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) that they oversee and other directorships, if any, that they hold are shown below. The “Fund Complex” includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser.   As of the date of this SAI, the “Fund Family” consists of the Trust and three other ETF trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Office and Length of Time Served*	Term of Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (55) c/o Invesco	Trustee	Since 2008	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic	115	None

PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515			Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).

Todd J. Barre (55) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	115	None

Marc M. Kole (52) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2008	Chief Financial Officer, Hope Network (social services) (2008-2012); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004).	115	None

Yung Bong Lim (49) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Managing Partner, Residential Dynamics Group LLC (2008-Present); formerly, Managing Director, Citadel Investment Group, L.L.C. (1999-2007).	115	None

Philip M. Nussbaum	Trustee	Since 2008	Chairman, Performance Trust Capital Partners (2004-Present)	115	None

(52) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515

Gary R. Wicker (51) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (since 2013); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (A division of Harper Collins/NewsCorp) (2007-2012); formerly, Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider).	115	None

Donald H. Wilson (53) c/o Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Chairman of the Board and Trustee	Trustee Since 2008; Chairman Since 2012	Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank — Wheaton/Glen Ellyn (subsidiary) (2013 — President); Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly, Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	115	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome (57) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2006-Present); Director. Invesco Advisers, Inc. (2009-Present); formerly, Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	115	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (39) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046	President	Since 2009

Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); Director, Invesco Distributors, Inc. (2012-Present); and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company’s North American Institutional and Retirement divisions (2002-2007).

Peter Hubbard (32) PowerShares Capital Management	Vice President	Since 2009

Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly, Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie

LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515			Capital, a hedge fund operator (2003-2005).

David Warren (55) Invesco Canada Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009

Managing Director — Chief Administrative Officer, Americas, Invesco PowerShares Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009 — President); Director, Executive Vice President and Chief Financial Officer, Invesco Inc. (2009 — President); Senior Vice President, Invesco Management Group, Inc. (2007 — President); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Senior Vice President, Invesco Management Group, Inc. (2007-Present); Director, Invesco Canada Holdings Inc. (2002 — Present), Invesco Corporate Class Inc., and Invesco Canada Fund Inc.; Director, Executive Vice President and Chief Financial Officer, Invesco, Inc.; formerly, Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2006)

Sheri Morris (48) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2012

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; formerly, Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Rudolf E. Reitmann (41) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global Exchange Traded Funds Operations, Invesco PowerShares Capital Management LLC.

Daniel E. Draper (44) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President	Since 2013

Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Managing Director, Invesco PowerShares Global ETFs (since 2013); formerly, Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/ Societe Generale (2007-2010).

Steven M. Hill (48) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Vice President and Treasurer	Since 2013

Vice President and Treasurer of PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2013); Head of Global ETF Administration, Invesco PowerShares Capital Management LLC; formerly, Senior Managing Director and Chief Financial Officer, Destra Capital Management LLC and its subsidiaries (2010-2011); Chief Financial Officer, Destra Investment Trust and Destra Investment Trust II (2010-2011); Senior Managing Director, Claymore Securities, Inc. (2003-2010); and Chief Financial Officer, Claymore sponsored mutual funds (2003-2010).

Christopher Joe (43) Invesco Management Group, Inc. 11 Greenway Plaza Suite 1000 Houston, TX 77046-1173	Chief Compliance Officer	Since 2012	U.S. Compliance Director, Invesco, Ltd.; formerly, Chief Compliance Officer, Invesco Investment Advisers, LLC (registered investment adviser) and Assistant Fund Accounting Manager, Invesco, Ltd.

Anna Paglia (39) Invesco PowerShares Capital Management LLC 3500 Lacey Road, Suite 700, Downers Grove, IL 60515	Secretary	Since 2011

Secretary, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust (since 2011); Head of Legal, Invesco PowerShares Capital Management LLC (2010-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

The Fund is newly established. As of the date of this SAI, none of the Trustees held equity securities in the Fund.  As of December 31, 2012, each Trustee, except for Messrs. Lim and Wicker, held in the aggregate over $100,000 in equity securities in all of the registered investment companies overseen by the Trustees. Messrs. Lim and Wicker did not become Trustees until March 2013.

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund, under the investment advisory agreement (the “Investment Advisory Agreement”). The Board generally expects to meet in regularly scheduled meetings five times a year, and may meet more often as required.  During the Trust’s fiscal year ended October 31, 2013, the Board held [             ] meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole (Chair), Lim, Nussbaum, Wicker and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust’s independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm’s audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust’s internal controls over financial reporting. During the Trust’s fiscal year ended October 31, 2013, the Audit Committee held [                ] meetings.

Messrs. Bagge (Chair), Barre, Kole, Lim, Nussbaum, Wicker and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption “Shareholder Communications.”  During the Trust’s fiscal year ended October 31, 2013, the Nominating and Governance held [                  ] meetings.

Mr. Wilson, one of the Independent Trustees, serves as the chair of the Board (the “Independent Chair”). The Independent Chair, among other things, chairs the Board meetings, participates in the preparation of the Board agendas and serves as a liaison between, and facilitates communication among, the other Independent Trustees, the full Board, the Adviser and other service providers with respect to Board matters. The Chairs of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees for matters pertaining to the respective Committee. The Board believes that its current leadership structure is appropriate taking into account the assets and number of funds overseen by the Trustees, the size of the Board and the nature of the Fund’s business, as the Interested Trustees and officers of the Trust provide the Board with insight as to the daily management of the funds while the Independent Chair promotes independent oversight of the funds by the Board.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust’s other service providers in connection with the management and operations of the Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund’s investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund’s investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund’s investment policies and restrictions. The Audit Committee monitors the Trust’s accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to those policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates’ expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee’s experience, qualifications and attributes and the Trustees’ combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome’s senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He was the Chief Financial Officer of Hope Network from 2008 to 2012. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Lim has served as a trustee with the Fund Family since 2013. He has been a Managing Partner of Residential Dynamics Group LLC since 2008. Previously, he was a Managing Director and the Head of the Securitized Products Group of Citadel Investment Group, L.L.C. (1999-2007). Prior to his employment with Citadel Investment Group, L.L.C., he was a Managing Director with Salomon Smith Barney. The

Board considered the executive, financial and operations experience that Mr. Lim has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wicker has served as a trustee with the Fund Family since 2013. He was the Executive Vice President and Chief Financial Officer of Zondervan Publishing from 2007 to 2012. Previously, he held various positions with divisions of The Thomson Corporation, including Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999). Prior to that, Mr. Wicker was the Senior Manager of the Audit and Business Advisory Services Group of Price Waterhouse (1985-1996). The Board of the Trust has determined that Mr. Wicker is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wicker has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as the Independent Chair since 2012. He also served as lead Independent Trustee in 2011. Mr. Wilson has served as the Chairman, President and Chief Executive Officer of Community Financial Shares, Inc. and its subsidiary, Community Bank—Wheaton/Glen Ellyn since 2013. He has also served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an “audit committee financial expert” as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees’ principal occupations during the past five years or more are shown in the above tables.

Effective January 1, 2013, for his services as a Trustee of the Trust and other trusts in the Fund Family, each Independent Trustee receives an annual retainer of $225,000 for his service as Trustee (the “Retainer”). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Effective January 1, 2012, Mr. Wilson receives an additional $70,000 per year for his service as the chairman of the Board. The chair of the Audit Committee receives an additional fee of $25,000 per year and the chair of the Nominating and Governance Committee receives an additional fee of $15,000 per year, all allocated in the same manner as the Retainer. Each Trustee also is reimbursed for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the “DC Plan”), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have deferred amounts credited with a return equal to the total return on one to five of the funds of PowerShares Exchange-Traded Fund Trust or PowerShares Exchange-Traded Fund Trust II that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan in their capacity as Trustees.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2013.

	Aggregate Compensation From Trust (1)	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (2)
Ronn R. Bagge	$	N/A	$
Todd J. Barre	$	N/A	$
Marc M. Kole	$	N/A	$
Yung Bong Lim (3)		N/A
Philip M. Nussbaum	$	N/A	$
Gary R. Wicker (3)		N/A
Donald H. Wilson	$	N/A	$
Kevin M. Carome		N/A

(1)  Because the Fund did not commence operations prior to the most recent fiscal year end, the Fund did not pay any portion of the amounts shown in this table.

(2)  The amounts shown in this column represent the aggregate compensation paid by all funds of the trusts in the Fund Family for the fiscal year ended October 31, 2013 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $[                ] and $[                ], respectively, of deferred compensation pursuant to the DC Plan.

(3)  Messrs. Lim and Wicker were appointed as Trustees in March 2013.

As of the date of this SAI, the Trustees and officers of the Trust, as a group, owned less than 1% of the Fund’s outstanding Shares.

Principal Holders and Control Persons. The Fund is new and, as of the date of this SAI, no person owned of record more than 5% of the outstanding shares of the Fund.

Shareholder Communications. Shareholders may send communications to the Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications the Trust receives not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is rooted deeply in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

The Adviser was organized February 7, 2003 and is located at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the “Portfolio Managers”), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser’s resources. [Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, Mr. Hubbard receives management assistance from Theodore Samulowitz in the day-to-day management of the Fund.]

As of [          ], in addition to the Fund, [Mr. Hubbard] managed [     ] portfolios of other exchange-traded funds in the Fund Complex with a total of approximately $[     ] billion in assets, [    ] exchange-traded funds traded in Europe with approximately $[     ] billion in assets and no other accounts.

As of [          ], in addition to the Fund, [Mr. Samulowitz] managed [     ] portfolios of other exchange-traded funds in the Fund Complex with a total of approximately $[     ] billion in assets, [    ] exchange-traded funds traded in Europe with approximately $[     ] billion in assets and no other accounts.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of the date of this SAI, the Fund had not yet commenced operations and none of the Portfolio Managers beneficially own any Shares of the Fund.

Investment Advisory Agreement.  Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Adviser is responsible for all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the advisory fees, distribution fees, if any, brokerage expenses, taxes, Acquired Fund Fees and Expenses, if any, interest, litigation expenses and other extraordinary expenses. For the Adviser’s services to the Fund, the Fund has agreed to pay a unitary management fee, paid monthly, equal to [          ]% of its average daily net assets set forth in the chart below (the “Advisory Fee”).

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund’s assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.  The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser on 60 days’ written notice to the Fund.

Administrator.  BNYM serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286.

BNYM serves as administrator for the Fund pursuant to a fund administration and accounting services agreement (the “Administrative Services Agreement”). Under the Administrative Services Agreement,

BNYM is obligated on a continuous basis to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund.  BNYM will generally assist in many aspects of the Trust’s and the Fund’s operations, including accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents); assist in preparing reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; and supply supporting documentation for meetings of the Board.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liability, including certain liabilities arising under the federal securities laws, unless such loss or liability results from gross negligence or willful misconduct in the performance of its duties.

Custodian, Transfer Agent and Fund Accounting Agent.  BNYM, located at 101 Barclay Street, New York, New York 10286 , also serves as custodian for the Fund pursuant to a custodian agreement (the “Custodian Agreement”).  [As Custodian, BNYM holds the Fund’s assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses.  BNYM also serves as Transfer Agent of the Fund pursuant to a transfer agency agreement (the “Transfer Agency Agreement”). Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the “Fund Accounting Agreement”). BNYM may be reimbursed by the Fund for its out-of-pocket expenses, transaction fees and asset-based fees.

Distributor.  Invesco Distributors, Inc. is the distributor of the Fund’s Shares. The Distributor’s principal address is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.  The Distributor has entered into a distribution agreement (the “Distribution Agreement”) with the Trust pursuant to which it distributes the Fund’s Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading “Creation and Redemption of Creation Unit Aggregations.”

Aggregations. The Distributor will deliver the Prospectus (or a Summary Prospectus) and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor also may enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of the Shares. Such Soliciting Dealers also may be Participating Parties (as defined in “Procedures for Creation of Creation Unit Aggregations” below) and DTC Participants (as defined in “DTC Acts as Securities Depository for Shares” below).

INFORMATION RELATING TO THE BENCHMARK AND THE BENCHMARK AGENT

The Benchmark is an index developed, maintained and sponsored by the Benchmark Agent.  The Benchmark Agent is not an adviser or subadviser, and does not act as a fiduciary, to the Fund, the Adviser or any other person.  The Benchmark Agent makes no representation that any result or return will be achieved by investing in the Benchmark, any strategy included in the Benchmark, or any index, instrument or other component that is or that may be included, directly or indirectly, in the Benchmark (each, a “component”).  The Adviser will compensate the Benchmark Agent for the licensing of certain trademarks in connection with the Benchmark.

Although the Benchmark, and each strategy included in the Benchmark, generally will follow a rules-based methodology, in certain circumstances the Benchmark Agent may make adjustments in respect of the Benchmark.  Such circumstances may include a disruption in the availability of a pricing source for a component; a material change in a component; a change in law that affects a component; a disruption in the ability of market participants to effect transactions in a component; an abnormally large movement in the price of a component; or a force majeure event in respect of a component that makes it impracticable for the Benchmark Agent to calculate the value, or to take any other necessary action in respect, of the Benchmark, a strategy included in the Benchmark, or the component.  In making the foregoing or any other determinations regarding the Benchmark, a strategy or a component, the Benchmark Agent will have no obligation to consider the effect on the Fund or the investments held by the Fund.

In connection with its investment strategy, the Fund may enter into derivative instruments in which the Benchmark Agent or one of its affiliates acts as the Fund’s counterparty and receives fees from the Fund.  The Benchmark Agent and its affiliates also may enter into transactions unrelated to the Fund that involve the Benchmark, a strategy included in the Benchmark, or a component, which may be for the Benchmark Agent’s or its affiliate’s proprietary account(s) and/or for accounts of their clients, and also may act as a market-maker for components or issue research reports on components.  Such activities may have a positive or negative effect on the value of the Benchmark, a strategy included in the Benchmark, or a component.  In addition, the unwinding of any such transactions may affect the value of the Benchmark, a strategy included in the Benchmark, or a component.  The Benchmark Agent and its affiliates may benefit from gains from hedging activity relating to derivatives that are linked to the value of the Benchmark, a strategy or a component, while the Fund may suffer losses on its investments in the components or derivative instruments thereon.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is to give primary consideration to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser’s policies are to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

The Adviser effects transactions with those broker-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser does not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, the Adviser allocates transactions in such securities among the funds, the several investment companies and clients in a manner deemed equitable to all. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Delaware statutory trust on November 6, 2007 pursuant to the Declaration of Trust.

The Trust is authorized to issue an unlimited number of shares in one or more series or “funds.” The Trust currently is composed of three funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.  The Declaration of Trust provides that the assets associated solely with any series shall be held and accounted for separately from the assets of the Trust generally or of any other series, and that liabilities belonging to a particular series shall be enforceable only against the assets belonging to that series and not against the assets of the Trust generally or against the assets belonging to any other series.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and other distributions declared by the Board with respect to the Fund and in the Fund’s net distributable assets on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Should the Board establish additional series in the future, the Shares of all funds of the Trust, including the Fund, will vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trustees may, except in limited circumstances, amend or supplement the Declaration of Trust without shareholder vote. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund, and ownership of Shares may be disclosed by the Fund if so required by law or regulation.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 33% of the outstanding Shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose by written request provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such shareholders.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC

Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records DTC maintains (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such DTC Participant may transmit such notice, statement or communication, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board periodically reviews the Fund’s proxy voting record.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Trust also is available at no charge upon request by calling 800-983-0903 or by writing to PowerShares Actively Managed Exchange-Traded Fund Trust at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515.

The Trust’s Form N-PX also will be available on the SEC’s website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons may engage in personal securities transactions, but must report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that the Fund may purchase or sell. In addition, certain Access Persons must obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit or Delivery of Cash. Creation Unit Aggregations of the Fund generally are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit (previously defined as “Deposit Cash”), plus a fixed and/or variable transaction fee as discussed below. The Fund also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind creations are permitted or required, an investor must deposit a designated portfolio of securities (previously defined as the “Deposit Securities”) per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Fund (“Fund Securities”) and an amount of cash (previously defined as the “Cash Component”) computed as discussed below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund. If in-kind Creations are permitted or required, the Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable, to the securities held by the Fund. In such event, the Cash Component will represent the difference between the NAV of a Creation Unit as the market value of the Deposit Securities.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the “Deposit Amount”—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the AP will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.  Such Fund Deposit is applicable, subject to any adjustments as described below, to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

If applicable (during times when the Fund utilizes in-kind creations), the identity and number of shares of the Deposit Securities required for the Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of the Fund and will affect the value of all Shares; but the Adviser may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of the Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Creations and redemptions of Shares for Fund Securities are subject to compliance with applicable federal and state securities laws, and the Fund (whether or not they otherwise permit cash redemptions) reserves the right to redeem Creation Aggregations for cash to the extent that an investor could not lawfully purchase or the Fund could not lawfully deliver specific Fund Securities under such laws. An AP (defined below) or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. An AP (as defined below) that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the “Book Entry Only System” section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “AP.” Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

The Distributor must receive all orders to create Creation Unit Aggregations no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time), in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the Distributor must receive the order no later than 3:00 p.m., Eastern time, on the Transmittal Date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Orders to create Creation Units of the Fund may be placed through the Clearing Process (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process (see “—Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Cash or Deposit Securities and Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, on the next Business Day immediately following the Transmittal Date.

A standard creation order must be placed by 4:00 p.m., Eastern Time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time. The AP must also make available no later than 11:00 a.m., Eastern Time, on the next Business Day immediately following the Transmittal Date, by means approved by the Trust, immediately available or same day funds sufficient for the Trust to pay the Deposit Cash or Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.  The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 2:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 2:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be canceled, and the AP shall be liable to the Fund for losses, if any, that the Fund may incur in purchasing securities for the Creation Unit. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Cash or Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

At times when the Fund permits in-kind creations, and in accordance with a Fund’s Participant Agreement, Creation Unit Aggregations may be issued to an AP in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, the AP must deposit cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”).  The Adviser may change the required percentage of the Additional Cash Deposit from time to time.  Such cash collateral must be delivered no later than 11:00 a.m., Eastern Time, on the next Business Day immediately following the Transmittal Date.  All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

Additional transaction fees may be imposed with respect to transactions made in connection with the creation or redemption of Creation Units. (See “Creation Transaction Fee” and “Redemption Transaction Fee” sections below.)

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Transfer Agent, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Distributor, the Custodian, any sub-custodian and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  APs may be required to pay an administrative fee and a variable transaction fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to an administrative fee of $500, irrespective of the size of the order. The administrative fee is payable to BNYM. In addition to the administrative fee, the Adviser may set variable fees associated with cash creations that are payable to the Fund. These additional variable fees will be negotiated between the Adviser and the AP. The Adviser may adjust the Fund’s variable transaction fees from time to time. The purpose of the variable transaction fee is to offset the transaction cost to the Fund of buying (or selling) those particular Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders against sudden movements in the prices of the portfolio investments due to market events.

Redemption of Fund Shares in Creation Unit Aggregations. Creation Units of the Fund will be redeemed principally for cash. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Custodian and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

To the extent that the Fund permits Creation Units to be redeemed in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

For in-kind redemptions, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as noted below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act, to a redeeming investor that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee.  A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. Investors also will bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above. The Adviser may adjust the redemption transaction fees from time to time to protect the Fund’s shareholders. In addition, from time to time, the Adviser may reimburse APs for all or a portion of the redemption transaction fees.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day.  The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received.

A standard order for redemption must be placed by 4:00 p.m., Eastern Time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern Time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Unites through DTC on or before the settlement date. Should the Fund permit redemptions in-kind, such redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and in such instances, the Fund reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so first without registering the Deposit Securities under such laws.

In the event that the number of Shares is insufficient on the next Business Day immediately following the Transmittal Date, the Trust may deliver the Deposit Securities or Cash Redemption Amount to the AP notwithstanding such deficiency, in reliance on the undertaking of the AP to deliver the missing Shares as soon as possible. This undertaking shall be secured by such the AP’s delivery on the next Business Day immediately following the Transmittal Date and subsequent maintenance of collateral consisting of cash having a value at least equal to 105% of the value of the missing Shares. The AP’s agreement permits the Trust, acting in good faith, to purchase the missing Shares at any time and the AP will be subject to liability for any shortfall between the cost to the Trust of purchasing such shares and the value of the collateral, including other expenses incurred by the Trust, which may be sold by the Trust at such time, and in such manner, as the Trust may determine in its sole discretion.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered or received upon redemption will be made by the Custodian according to the procedures set forth under “Determination of NAV” computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant no later than Closing Time on the Transmittal Date but either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is received by the Trust (i.e., the Business Day on which Shares of the Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee for cash redemptions, as specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities).

Additionally, to the extent the Fund issues redemptions in-kind, the Fund, in its sole discretion, and upon request of a shareholder, may provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The chart below describes in further detail the placement of creation and redemption orders through and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund’s account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)

11:00 a.m. (ET) Shares must be delivered through DTC to the Custodian. 2:00 p.m. (ET) Cash Component, if any, is due. *If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

			No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.

11:00 a.m. (ET) Shares must be delivered through DTC to the Custodian. 2:00 p.m. (ET) Cash Component, if any, is due. *If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

General; Qualification as a Regulated Investment Company. The Fund is treated as a separate corporation for federal tax purposes and, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs (defined in the next paragraph) described herein and in the Prospectus. Should the Board establish additional series of the Trust, any losses in the Fund would not offset gains in another series of the Trust, and the requirements (other than a certain organizational requirement that the Trust satisfies) for qualifying for RIC status are determined at the series level rather than the Trust level.

The Fund intends to elect to be, and to qualify each taxable year to be treated as, a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) (a “RIC”). If it satisfies the requirements referred to in the next sentence, the Fund will not be subject to federal income tax on the portion of its net investment income and net realized capital gains that it distributes to its shareholders. To qualify for that treatment, the Fund must annually distribute to its shareholders at least 90% of its investment company taxable income (which includes dividends, interest, the excess of net short-term capital gain over net long-term capital loss (“net short-term gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”) and must meet several other requirements relating to the nature of its gross income and the diversification of its assets.

If the Fund failed to qualify for any taxable year for treatment as a RIC, either (1) by failing to satisfy the Distribution Requirement or (2) by failing to satisfy one or more of the gross income and asset diversification requirements and is unable, or determines not to, avail itself of provisions enacted as part of the Regulated Investment Company Modernization Act of 2010 that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements, all of its taxable income would be subject to tax at regular federal corporate income tax rates without any deduction for distributions to shareholders. In addition, for federal income tax purposes (a) the shareholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s current and accumulated earnings and profits, taxable as ordinary income, except that, for individual and certain other non-corporate shareholders (each, an “individual shareholder”), the part thereof that is “qualified dividend income” (as defined in the Prospectus) (“QDI”) would be subject to federal income tax at the rates for net capital gain a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for individual shareholders with taxable income exceeding those respective amounts (which will be adjusted annually for inflation after 2013), and (b) all or part of those distributions might be eligible for the dividends-received deduction in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute to its shareholders by the end of any calendar year an amount equal to at least the sum of (1) 98% of its ordinary income for the calendar year plus (2) 98.2% of its net capital gains for the twelve months ended October 31 of such year plus (3) any ordinary income and net capital gains for previous years that was not distributed during those years. The Fund intends to declare and distribute distributions in the amounts and at the times necessary to avoid the application of the Excise Tax.

The Trust has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, on obtaining the ordered Shares, own 80% or more of the Fund’s outstanding Shares and if, pursuant to sections 351 and 362 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities to be received in exchange for the ordered Shares different from their market value on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Taxation of Shareholders. Distributions from the Fund’s net investment income and net short-term gain, if any, are generally taxable as ordinary income (except for QDI, as described below). Distributions a shareholder reinvests in additional Shares through the means of a dividend reinvestment service will be taxable to the shareholder to the same extent as if the distributions had been received in cash. Distributions to a shareholder of net capital gain, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held his or her Shares. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Dividends that the Fund declares in October, November, or December and pays to shareholders of record in one of those months during the following January are treated as having been received by the shareholders on December 31 of the year the distributions were declared.

If, for any taxable year, the total distributions that the Fund makes exceed its current and accumulated earnings and profits, the excess will, for federal income tax purposes, be tax-free to each shareholder up to the amount of the shareholder’s basis in his or her Shares and thereafter as gain from the sale of those Shares. The amount so treated as tax-free will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of those Shares.

The sale or redemption (“disposition”) of Shares may give rise to a capital gain or loss, which generally will be treated as long-term capital gain or loss if the Shares have been held for more than one year and otherwise as short-term capital gain or loss. Long-term capital gains of individual shareholders generally are subject to federal income tax at the 15%/20% maximum rates noted above. In addition, Fund distributions to those shareholders of QDI will qualify for federal income taxation at those rates, provided that certain holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amount of distributions taxable as ordinary income (from net investment income and net short-term gain), the amount of distributions from net capital gain, and the portion of dividends that may qualify as QDI.

A loss realized on a disposition of Shares may be disallowed if other Shares are acquired (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning thirty days before and ending thirty days after the date that the Shares are disposed of. In such a case, the basis in the acquired Shares must be adjusted to reflect the disallowed loss. Any loss on a shareholder’s disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder.

An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions the Fund pays and gains recognized from the disposition of Shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in Shares.

A shareholder who wants to use the average basis method for determining his or her basis in Shares must elect to do so in writing (which may be electronic) with the broker through which he or she purchased the Shares. A shareholder who wishes to use a different Internal Revenue Service (“IRS”)-acceptable method for basis determination (e.g., a specific identification method) may elect to do so. Fund shareholders are urged to consult with their brokers regarding the application of the basis determination rules to them.

If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign sources as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign-source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder who or that is a nonresident alien individual or foreign entity (a “foreign shareholder”) may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States (“effectively connected”).

The Fund must withhold and remit to the U.S. Treasury 28% of distributions of ordinary income, capital gains, and any cash received on redemption of Creation Units (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual shareholder who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, “backup withholding”). Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to such a shareholder who is subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding.

Distributions of ordinary income paid to a foreign shareholder that are not effectively connected will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. However, foreign shareholders will generally not be subject to withholding or income tax on gains realized on the sale of Shares or on net capital gain distributions unless (1) the gain or distribution is effectively connected or (2) in the case of an individual, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or distribution and certain other conditions are met; those gains and distributions will generally be subject to federal income taxation at regular income tax rates. Furthermore, for the Fund’s current taxable year, it may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which generally will be exempt from the 30% withholding tax, provided certain other requirements are met. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the federal withholding tax. Nonresident alien individuals also may be subject to federal estate tax.

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), the Fund will be required to withhold 30% of (1) income dividends it pays after June 30, 2014, and (2) capital gain distributions and the proceeds of Share redemptions it pays after December 31, 2016, to certain foreign shareholders that fail to meet certain information reporting or certification requirements. Those foreign shareholders include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, (a) an FFI must enter into an information sharing agreement with the IRS in which it agrees to report identifying information (including name, address, and taxpayer identification number) of the shareholder’s direct and indirect U.S. owners and (b) an NFFE must provide requisite information to the withholding agent regarding its substantial (i.e., more than 10%) U.S. owners, if any. Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by regulations and other guidance. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the United States to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement. A foreign shareholder that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA (currently proposed as Form W-8BEN-E) to avoid the FATCA withholding. Foreign investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund.

Taxation of Fund Investments. The Fund may make investments that are subject to special federal income tax rules, such as investments in non-U.S. corporations classified as “passive foreign investment companies.” Those rules can, among other things, affect the timing of the recognition of income or gain, the treatment of income as capital or ordinary, and the treatment of capital gain or loss as long-term or short-term. The application of those special rules would therefore also affect the amount and character of distributions the Fund makes and could require the Fund to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

Some futures contracts, foreign currency contracts traded in the interbank market, and “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index)    except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, “Section 1256 contracts”). Any Section 1256 contracts the Fund holds at the end of its taxable year (and generally for purposes of the Excise Tax, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute.

Offsetting positions the Fund enters into or holds in any actively traded security, option, futures, or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character, and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period for certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses.  Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles.  Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

[The Fund may invest up to 25% of its assets in the Subsidiary. That investment would provide the Fund with exposure to the futures markets within the limitations of the federal tax requirement under Subchapter M of the Internal Revenue Code.

The Subsidiary is classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code (the “Safe Harbor”) pursuant to which the Subsidiary, provided it is not a dealer in stocks, securities or commodities, may engage in the following activities without being deemed to be engaged in a U.S. trade or business: (1) trading in stocks or securities (including contracts or options to buy or sell securities) for its own account; and (2) trading, for its own account, in commodities that are “of a kind customarily dealt in on an organized commodity exchange” if the transaction is of a kind customarily consummated at such place. Thus, the Subsidiary’s securities trading activities should not constitute a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the Safe Harbor or if the Subsidiary’s gains are attributable to investments in securities that constitute U.S. real property interests (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

The Fund would wholly-own the Subsidiary. A U.S. person who owns (directly, indirectly or constructively) 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the Subsidiary’s Controlled Foreign Corporation (“CFC”) provisions of the Internal Revenue Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50% of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” As an investor in the Subsidiary, the Fund would be a U.S. person that would own all of the stock of the Subsidiary; as such, the Fund would be a “U.S. Shareholder” and the Subsidiary would be a CFC. As a “U.S. Shareholder,” the Fund will be required to include in its gross income for United States federal income tax purposes the Subsidiary’s “subpart F income” (defined, in part, below), whether or not such income would be distributed by the Subsidiary. It would be expected that all of the Subsidiary’s income would be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The Fund’s recognition of the Subsidiary’s “subpart F income” would increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund would be tax-free, to the extent of its previously undistributed “subpart F income,” and correspondingly would reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” generally is treated as ordinary income, regardless of the character of the Subsidiary’s underlying income.]

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof; changes in any applicable authority could materially affect the conclusions discussed above, possibly retroactively, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled “Net Asset Value.”

Information regarding the current NAV per share of the Fund, when available, can be found at www.InvescoPowerShares.com.  The Custodian calculates and determines the NAV per Share as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund’s liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange generally are valued at the last sales price or official closing price of the exchange where the security primarily is traded. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities’ fair value in accordance with the Trust’s valuation policies and procedures approved by the Board.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security.

DIVIDENDS AND OTHER DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Other Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, ordinarily are declared and paid [annually] by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis. The Fund reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a RIC or to avoid imposition of income taxes or the Excise Tax on undistributed income. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Shares for reinvestment of their distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. K&L Gates LLP, 70 W. Madison Street, Suite 3100, Chicago, Illinois 60602, and 1601 K Street, N.W., Washington, DC 20006, is counsel to the Trust.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, Illinois 60606, serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The Fund is new and has no performance history as of the date of this Prospectus. Financial information therefore is not available. The audited financial statements for the Fund will appear in the Trust’s Annual Report to shareholders when available. You may request a copy of the Trust’s Annual Report at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY - OVERVIEW

Invesco PowerShares Capital Management LLC (“Invesco PowerShares”) has adopted proxy voting policies with respect to securities owned by the exchange-traded funds (“ETFs”) for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares’ proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.’s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Conflict of Interest

Invesco PowerShares maintains policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), Invesco PowerShares or Invesco PowerShares’ affiliates, from having undue influence on Invesco PowerShares’ proxy voting activity. A conflict of interest might exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with Invesco PowerShares, when a client of Invesco PowerShares is involved in a proxy contest (such as a corporate director), or when one of Invesco PowerShares’ employees has a personal interest in a proxy matter. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the Funds and their shareholders, Invesco PowerShares either will vote in accordance its written policies or engage an independent fiduciary as a further safeguard against potential conflicts of interest or as otherwise required by applicable law.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF’s portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

POWERSHARES ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 28.			Exhibits

(a)		-	Agreement and Declaration of Trust of the Registrant dated November 7, 2007.(1)

(b)		-	Amended and Restated By-Laws of the Registrant.(5)

(d)		-	Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC.*

(e)		-	Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.*

(g)		-	Custody Agreement between the Registrant and the Bank of New York.*

(h)	(1)	-	Fund Administration and Accounting Agreement between the Registrant and The Bank of New York.*

	(2)	-	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant (equity).*

	(3)	-	Form of Participant Agreement between Invesco Distributors, Inc. and the Participant (fixed income).*

	(4)	-	Transfer Agency and Service Agreement between Registrant and The Bank of New York.*

	(5)	-	Form of Sublicensing Agreement between the Registrant and Invesco PowerShares Capital Management LLC.*

	(6)	-	Management Services Agreement between Registrant and Invesco PowerShares Capital Management LLC.(7)

(i)		-	Opinion and Consent of counsel.*

(j)		-	Not applicable.

(p)	(1)	-	Code of Ethics of the Registrant.(3)

	(2)	-	Code of Ethics of Invesco Distributors, Inc.(1)

	(3)	-	Code of Ethics of Invesco PowerShares Capital Management LLC.(2)

(q)	(1)	-	Powers of Attorney for Messrs. Bagge, Barre, Carome, Kole, Nussbaum and Wilson.(4)

	(2)	-	Powers of Attorney for Messrs. Lim and Wicker.(6)

*	To be filed by amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A, filed on March 24, 2008.

(2)	Incorporated by reference to Post-Effective Amendment No. 25 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2011.
(3)	Incorporated by reference to Post-Effective Amendment No. 239 to the Registration Statement for PowerShares Exchange-Traded Fund Trust II on Form N-1A (File No. 333-138490), filed on August 12, 2011.
(4)	Incorporated by reference to Post-Effective Amendment No. 27 to the Trust’s Registration Statement on Form N-1A, filed on January 13, 2012.
(5)	Incorporated by reference to Post-Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A, filed on February 28, 2012.
(6)	Incorporated by reference to Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A, filed on April 3, 2013.
(7)	Incorporated by reference to Post-Effective Amendment No. 117 to the Trust’s Registration Statement on Form N-1A, filed on October 1, 2013.

Item 29.  Persons Controlled by or Under Common Control with the Fund.

None.

Item 30. Indemnification.

The Registrant (also, the “Trust”) is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated November 7, 2007 (the “Declaration of Trust”),

Reference is made to Article IX of the Registrant’s Declaration of Trust, which is incorporated by reference herein:

Subject to the exceptions and limitations contained in Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification.

Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications.

Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31.  Business and Other Connections of the Investment Adviser.

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A, which is included in this Registration Statement, and “Management” in the Statement of Additional Information constituting Part B, which is included in this Registration Statement.

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV, as filed with the Securities and Exchange Commission on May 3, 2013 and amended through the date hereof, is incorporated herein by reference.

Item 32.  Principal Underwriters.

The sole principal underwriter for the Fund is Invesco Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Floating Rate Fund

Invesco S&P 500 Index Fund

Invesco Global Real Estate Income Fund

Invesco U.S. Quantitative Core Fund

Invesco American Franchise Fund

Invesco Equity and Income Fund

Invesco Growth and Income Fund

Invesco Pennsylvania Tax Free Income Fund

Invesco Small Cap Discovery Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Charter Fund

Invesco Constellation Fund

Invesco Disciplined Equity Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Small Cap Equity Fund

AIM GROWTH SERIES (Invesco Growth Series)

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Convertible Securities Fund

Invesco Global Quantitative Core Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Conservative Allocation Fund

Invesco Growth Fund

Invesco U.S. Mortgage Fund

AIM INTERNATIONAL MUTUAL FUNDS (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

Invesco Global Opportunities Fund

Invesco Select Opportunities Fund

AIM INVESTMENT FUNDS (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodities Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Endeavor Fund

Invesco Global Health Care Fund

Invesco International Total Return Fund

Invesco Pacific Growth Fund

Invesco Premium Income Fund

Invesco Select Companies Fund

Invesco Emerging Markets Equity Fund

Invesco Global Market Strategies Fund

AIM INVESTMENT SECURITIES FUNDS (Invesco Investment Securities Funds)

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Invesco Corporate Bond Fund

AIM SECTOR FUNDS (Invesco Sector Funds)

Invesco Energy Fund

Invesco Gold & Precious Metals Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco Dividend Income Fund

Invesco American Value Fund

Invesco Comstock Fund

Invesco Mid Cap Growth Fund

Invesco Small Cap Value Fund

Invesco Value Opportunities Fund

AIM TAX-EXEMPT FUNDS (Invesco Tax-Exempt Funds)

Invesco Tax-Exempt Cash Fund

Invesco Tax-Free Intermediate Fund

Invesco High Yield Municipal Fund

Invesco Intermediate Term Municipal Income Fund

Invesco Municipal Income Fund

Invesco New York Tax Free Income Fund

AIM TREASURER’S SERIES TRUST (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Value Opportunities Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Diversified Dividend Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Invesco V.I. International Growth Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Equally-Weighted S&P 500 Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Invesco V.I. American Franchise Fund

Invesco V.I. Comstock

Invesco V.I. Equity and Income Fund

Invesco V.I. Global Core Equity Fund

Invesco V.I. Growth and Income Fund

Invesco V.I. Mid Cap Growth Fund

Invesco Prime Income Trust

Invesco Senior Loan Fund

Invesco Exchange Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust II

PowerShares India Exchange-Traded Fund Trust

*                 Please note that PowerShares Actively Managed Exchange-Traded Fund Trust also is distributed by Invesco Distributors, Inc., but it is not included in this list because it is the registrant filing the N-1A.

NAME AND PRINCIPAL BUSINESS ADDRESS**	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Robert C. Brooks	None	Director
Peter S. Gallagher	None	Director & President
Andrew Schlossberg	President	Director
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
Annette Lege	None	Treasurer & Chief Financial Officer
Lisa O. Brinkley	None	Chief Compliance Officer
Crissie Wisdom	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

**          The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

Item 33.  Location of Accounts and Records.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 34.  Management Services.

Not applicable.

Item 35.  Undertakings.

Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Trustees of his or their desire to communicate with other Shareholders of the Fund the Trustee will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant’s annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Downers Grove and State of Illinois, on the 27th day of November, 2013.

PowerShares Actively Managed Exchange-Traded Fund Trust

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Andrew Schlossberg		President	November 27, 2013
Andrew Schlossberg

/s/ Steven M. Hill		Treasurer	November 27, 2013
Steven M. Hill

/s/ Anna Paglia		Secretary	November 27, 2013
Anna Paglia

*/s/ Ronn R. Bagge		Trustee	November 27, 2013
Ronn R. Bagge

*/s/ Todd J. Barre		Trustee	November 27, 2013
Todd J. Barre

*/s/ Kevin M. Carome		Trustee	November 27, 2013
Kevin M. Carome

*/s/ Marc M. Kole		Trustee	November 27, 2013
Marc M. Kole

*/s/ Yung Bong Lim		Trustee	November 27, 2013
Yung Bong Lim

*/s/ Philip M. Nussbaum		Trustee	November 27, 2013
Philip M. Nussbaum

*/s/ Gary R. Wicker		Trustee	November 27, 2013
Gary R. Wicker

*/s/ Donald H. Wilson		Chairman and Trustee	November 27, 2013
Donald H. Wilson

*By:	/s/ Anna Paglia		November 27, 2013
Anna Paglia
Attorney-In-Fact

*                                         Anna Paglia signs on behalf of the powers of attorney filed with Post-Effective Amendments No. 27 and 89 to the Trust’s Registration Statement, which are incorporated by reference herein.